Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure Of Maturity Analysis Of Operating Lease Payments [Abstract]
Summary of Minimum Payments Under Operating Lease Obligations for Its Premises Due in Future Fiscal Years	The following is a summary of the Company's minimum payments under operating lease obligations for its premises due in future fiscal years
2019	$810
2020	581
2021	586
2022	592
2023	653
2024 and onwards	2,728
$5,950